                                                                        EX-10.40

                                 Lease Amendment

         This Agreement is entered into as of December 30, 1994, by and between TORREY SORRENTO, INC., a California corporation (hereinafter called "Landlord"), and IDEC PHARMACEUTICALS, CORPORATION, a California corporation (hereinafter called "Tenant"), with reference to the following facts:

         A. Prior hereto the Landlord and Tenant entered into that certain Lease dated July 9, 1992, for the premises located at 11011 Torreyana Road, San Diego, California (the "Lease"), as amended by that certain First Amendment to Lease dated November 9, 1992.

         B. Landlord and Tenant now desire to amend the Lease on the terms set forth herein.

         C. All capitalized terms not defined herein shall have the same meaning as set forth in the Lease.

         NOW, THEREFORE, the parties hereto agree as follows:

         1. Exhibit D to the Lease, the Early Termination Agreement, shall be deleted in its entirety and all rights of the Tenant and/or any successors and assigns, for early termination under the Lease pursuant to Section 3.2 of the Lease, Exhibit D (Early Termination Agreement) to the Lease, and/or any and all other references thereto, shall be waived.

         2. The third sentence of Section 6.2.1.(vi) is hereby amended by adding the words "for the eleventh year of the term of the Lease" after the words "herein, the Fair Rental Value".

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as if the date first set forth above.

                                        TORREY SORRENTO, INC.,
                                        a California Corporation

                                        By: /s/ [ILLEGIBLE]
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                                        IDEC PHARMACEUTICALS  CORPORATION,
                                        a California corporation

                                        By: /s/ Phillip Schneider
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